                                                                   EXHIBIT 10.31

                                                                    NOTE #003-99


                                 PROMISSORY NOTE


$75,000.00                                                    Longmont, Colorado
                                                                February 3, 1999



         For value received, the undersigned, on behalf of Chaparral Technologies Inc. promises to pay to Grant Saviers, at the offices of Chaparral Technologies Inc. at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $75,000.00 on demand, together with interest thereon from February 3, 1999, at the rate of 8% per annum. This note is due March 31, 1999. Additionally, a fee of 10% ($7,500) in cash, or warrants to purchase shares of Chaparral's common stock at a per share price of 50% of the share price paid at the next round of financing, will be paid in the form requested when the principal and interest is paid.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Chaparral Technologies Inc. shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 3rd day of February, 1999, at Longmont, Colorado.


                                                By: /s/ Douglas Lehrmann
                                                    ----------------------------
                                                    Douglas J. Lehrmann,
                                                    Vice President, Finance
                                                    Chaparral Technologies Inc.

Extended to June 30, 1999   /s/ Grant Saviers
                            --------------------
                                Grant Saviers

                                                                     NOTE #00001


                                 PROMISSORY NOTE


$200,000.00                                                   Longmont, Colorado
                                                                January 13, 1999


         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $200,000.00 on demand, together with interest thereon from January 13, 1998, at the rate of 8% per annum. This note is due February 28, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 13th day of January, 1999, at Longmont, Colorado.



                                          By: /s/ Robert T. Harvey
                                             ----------------------------------
                                              Robert T. Harvey

                                          Woodcarvers Limited, LLC
                                          27068 LaPaz  Box 631
                                          Aliso Viejo, CA  92656

                                                                    NOTE #00001b


                                 PROMISSORY NOTE


$200,000.00                                                   Longmont, Colorado
                                                                  March 31, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $200,000.00 on demand, together with interest thereon from March 31, 1999, at the rate of 8% per annum. This note is due May 31, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 31st day of March, 1999, at Longmont, Colorado.



                                                By: /s/ Robert T. Harvey
                                                   -----------------------------
                                                   Robert T. Harvey

                                                Woodcarvers Limited, LLC
                                                27068 LaPaz  Box 631
                                                Aliso Viejo, CA  92656

                                                                     NOTE #00002


                                 PROMISSORY NOTE


$100,000.00                                                   Longmont, Colorado
                                                                February 2, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $100,000.00 on demand, together with interest thereon from February 2, 1998, at the rate of 8% per annum. This note is due February 28, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 2nd day of February, 1999, at Longmont, Colorado.



                                                By: /s/ Robert T. Harvey
                                                   -----------------------------
                                                   Robert T. Harvey

                                                Woodcarvers Limited, LLC
                                                27068 LaPaz  Box 631
                                                Aliso Viejo, CA  92656

                                                                     NOTE #00003


                                 PROMISSORY NOTE


$75,000.00                                                    Longmont, Colorado
                                                               February 27, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $75,000.00 on demand, together with interest thereon from February 27, 1998, at the rate of 8% per annum. This note is due March 27, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 27th day of February, 1999, at Longmont, Colorado.



                                                By: /s/ Robert T. Harvey
                                                   -----------------------------
                                                   Robert T. Harvey

                                                Woodcarvers Limited, LLC
                                                27068 LaPaz  Box 631
                                                Aliso Viejo, CA  92656

                                                                     NOTE #00005


                                 PROMISSORY NOTE


$200,000.00                                                   Longmont, Colorado
                                                                  March 31, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $200,000.00 on demand, together with interest thereon from March 31, 1999, at the rate of 8% per annum. This note is due June 1, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 31st day of March, 1999, at Longmont, Colorado.



                                                By: /s/ Robert T. Harvey
                                                   -----------------------------
                                                   Robert T. Harvey

                                                Woodcarvers Limited, LLC
                                                27068 LaPaz  Box 631
                                                Aliso Viejo, CA  92656

                                                                     NOTE #00006


                                 PROMISSORY NOTE


$150,000.00                                                   Longmont, Colorado
                                                                    MAY 17, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $150,000.00 on demand, together with interest thereon from May 17, 1999, at the rate of 8% per annum. This note is due July 16, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 17th day of May, 1999, at Longmont, Colorado.



                                           By: /s/ Robert T. Harvey
                                              -------------------------------
                                               Robert T. Harvey

                                           Woodcarvers Limited, LLC
                                           27068 LaPaz  Box 631
                                           Aliso Viejo, CA  92656

                                                                     NOTE #00007


                                 PROMISSORY NOTE


$25,000.00                                                    Longmont, Colorado
                                                                   May 24, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $25,000.00 on demand, together with interest thereon from May 24, 1999, at the rate of 8% per annum. This note is due July 24, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 24th day of May, 1999, at Longmont, Colorado.



                                           By: /s/ Robert T. Harvey
                                              -------------------------------
                                               Robert T. Harvey

                                           Woodcarvers Limited, LLC
                                           27068 LaPaz  Box 631
                                           Aliso Viejo, CA  92656

                                                                     NOTE #00008


                                 PROMISSORY NOTE


$25,000.00                                                    Longmont, Colorado
                                                                   May 28, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $25,000.00 on demand, together with interest thereon from May 28, 1999, at the rate of 8% per annum. This note is due July 28, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 28th day of May, 1999, at Longmont, Colorado.



                                           By: /s/ Robert T. Harvey
                                              -------------------------------
                                               Robert T. Harvey

                                           Woodcarvers Limited, LLC
                                           27068 LaPaz  Box 631
                                           Aliso Viejo, CA  92656

                                                                     NOTE #00009


                                 PROMISSORY NOTE


$130,000.00                                                   Longmont, Colorado
                                                                  June 10, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $130,000.00 on demand, together with interest thereon from June 10, 1999, at the rate of 8% per annum. This note is due August 10, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 10th day of June, 1999, at Longmont, Colorado.



                                           By: /s/ Robert T. Harvey
                                              -------------------------------
                                               Robert T. Harvey

                                           Woodcarvers Limited, LLC
                                           27068 LaPaz  Box 631
                                           Aliso Viejo, CA  92656

                                                                     NOTE #00010


                                 PROMISSORY NOTE


$80,000.00                                                    Longmont, Colorado
                                                                   June 15, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $80,000.00 on demand, together with interest thereon from June 15, 1999, at the rate of 8% per annum. This note is due August 15, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 15th day of June, 1999, at Longmont, Colorado.



                                                By: /s/ Robert T. Harvey
                                                   -----------------------------
                                                    Robert T. Harvey

                                                Woodcarvers Limited, LLC
                                                27068 LaPaz  Box 631
                                                Aliso Viejo, CA  92656

                                                                     NOTE #00011


                                 PROMISSORY NOTE


$7,000.00                                                     Longmont, Colorado
                                                                   June 16, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $7,000.00 on demand, together with interest thereon from June 16, 1999, at the rate of 8% per annum. This note is due August 16, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 16th day of June, 1999, at Longmont, Colorado.



                                           By: /s/ Robert T. Harvey
                                              ---------------------------------
                                               Robert T. Harvey

                                           Woodcarvers Limited, LLC
                                           27068 LaPaz  Box 631
                                           Aliso Viejo, CA  92656

                                                                     NOTE #00012


                                 PROMISSORY NOTE


$100,000.00                                                   Longmont, Colorado
                                                                   June 30, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $100,000.00 on demand, together with interest thereon from June 30, 1999, at the rate of 8% per annum. This note is due August 30, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 30th day of June, 1999, at Longmont, Colorado.



                                           By: /s/ Robert T. Harvey
                                              -------------------------------
                                               Robert T. Harvey

                                           Woodcarvers Limited, LLC
                                           27068 LaPaz  Box 631
                                           Aliso Viejo, CA  92656

                                                                     NOTE #00013

                                 PROMISSORY NOTE


$280,000.00                                                   LONGMONT, COLORADO
                                                                    JULY 8, 1999



         For value received, the undersigned, on behalf of the Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO 80503, the principal sum of $280,000.00 on demand, together with interest thereon from July 8, 1999, at the rate of 8% per annum. This note is due September 8, 1999.

         This Promissory note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consent to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 8th day of July, 1999, at Longmont, Colorado.



                                               By:  /s/ Robert T. Harvey
                                                  ------------------------------
                                                        Robert T. Harvey

                                               Woodcarvers Limited, LLC
                                               27068 LaPaz Box 631
                                               Aliso Viejo, CA  92656

                                                                     NOTE #00014


                                 PROMISSORY NOTE


$100,000.00                                                   Longmont, Colorado
                                                                   July 15, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $100,000.00 on demand, together with interest thereon from July 9, 1999, at the rate of 8% per annum. This note is due September 9, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 15th day of July, 1999, at Longmont, Colorado.



                                          By: /s/ Robert T. Harvey
                                             -----------------------------
                                              Robert T. Harvey

                                          Woodcarvers Limited, LLC
                                          27068 LaPaz  Box 631
                                          Aliso Viejo, CA  92656

                                                                     NOTE #00015


                                                  PROMISSORY NOTE


$150,000.00                                                   Longmont, Colorado
                                                                   July 15, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $150,000.00 on demand, together with interest thereon from July 9, 1999, at the rate of 8% per annum. This note is due September 9, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 15th day of July, 1999, at Longmont, Colorado.



                                           By: /s/ Robert T. Harvey
                                              -----------------------------
                                               Robert T. Harvey

                                           Woodcarvers Limited, LLC
                                           27068 LaPaz  Box 631
                                           Aliso Viejo, CA  92656

                                                                     NOTE #00016


                                 PROMISSORY NOTE


$146,000.00                                                   Longmont, Colorado
                                                                   July 15, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $146,000.00 on demand, together with interest thereon from July 15, 1999, at the rate of 8% per annum. This note is due September 15, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 15th day of July, 1999, at Longmont, Colorado.



                                           By: /s/ Robert T. Harvey
                                              -------------------------------
                                               Robert T. Harvey

                                           Woodcarvers Limited, LLC
                                           27068 LaPaz  Box 631
                                           Aliso Viejo, CA  92656

                                                                     NOTE #00017


                                 PROMISSORY NOTE


$300,000.00                                                   LONGMONT, COLORADO
                                                                   JULY 20, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc, at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $300,000.00 on demand, together with interest thereon from July 20, 1999, at the rate of 8% per annum. This note is due September 20, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers, Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 20th day of July, 1999, at Longmont, Colorado.



                                        By:  /s/  Robert T. Harvey
                                           ------------------------------------
                                           Robert T. Harvey

                                        Woodcarvers Limited, LLC
                                        27068 LaPaz Box 631
                                        Aliso Viejo, CA   92656

                                                                     NOTE #00018


                                 PROMISSORY NOTE


$150,000.00                                                   Longmont, Colorado
                                                                   July 23, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Technologies, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $150,000.00 on demand, together with interest thereon from July 22, 1999, at the rate of 8% per annum. This note is due September 22, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 22th day of July, 1999, at Longmont, Colorado.



                                           By: /s/ Robert T. Harvey
                                              -------------------------------
                                               Robert T. Harvey

                                           Woodcarvers Limited, LLC
                                           27068 LaPaz  Box 631
                                           Aliso Viejo, CA  92656

                                                                     NOTE #00020


                                 PROMISSORY NOTE


$300,000.00                                                   Longmont, Colorado
                                                                 August 10, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Network Storage, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $300,000.00 on demand, together with interest thereon from August 10, 1999, at the rate of 8% per annum. This note is due October 10, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 10th day of August, 1999, at Longmont, Colorado.



                                                    By: /s/ Robert T. Harvey
                                                       -------------------------
                                                       Robert T. Harvey

                                                    Woodcarvers Limited, LLC
                                                    27068 LaPaz  Box 631
                                                    Aliso Viejo, CA  92656

                                                                     NOTE #00021


                                 PROMISSORY NOTE


$100,000.00                                                   Longmont, Colorado
                                                                 August 12, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Network Storage, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $100,000.00 on demand, together with interest thereon from August 12, 1999, at the rate of 8% per annum. This note is due October 12, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 12th day of August, 1999, at Longmont, Colorado.



                                                    By: /s/ Robert T. Harvey
                                                       -------------------------
                                                       Robert T. Harvey

                                                    Woodcarvers Limited, LLC
                                                    27068 LaPaz  Box 631
                                                    Aliso Viejo, CA  92656

                                                                     NOTE #00022


                                 PROMISSORY NOTE


$100,000.00                                                   Longmont, Colorado
                                                                 August 18, 1999



         For value received, the undersigned, on behalf of Woodcarvers Limited, LLC promises to pay to Chaparral Network Storage, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $100,000.00 on demand, together with interest thereon from August 18, 1999, at the rate of 8% per annum. This note is due October 18, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Woodcarvers Limited shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 18th day of August, 1999, at Longmont, Colorado.



                                                    By: /s/ Robert T. Harvey
                                                       -------------------------
                                                       Robert T. Harvey

                                                    Woodcarvers Limited, LLC
                                                    27068 LaPaz  Box 631
                                                    Aliso Viejo, CA  92656

                                 PROMISSORY NOTE


$29,500.00                                                    LONGMONT, COLORADO
                                                                DECEMBER 4, 1998


         For Value Received, the undersigned hereby unconditionally promises to pay to the order of Chaparral Technologies, Inc., a Delaware corporation (the "Company"), at Longmont Colorado, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Twenty Nine Thousand Five Hundred and 00/100 ($25,900.00) together with interest accrued from the date hereof on the unpaid principal at the rate of 0% per annum compounded annually, or the maximum rate permissible by law (which under the laws of the State of Colorado shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less, as follows:

         Principal Repayment. The outstanding amount hereunder shall be due and payable In full upon the earliest of: (A) the resale of the shares of the Company's Common Stock; (B) a "Corporate Transaction", as defined below; (C) within 90 days following termination of your status as an employee, director or consultant with the Company or an affiliate of the Company; or (D) ten (10) years from the date hereof; and

         Interest Payments shall be due and payable on any principal repayment date referenced above.

         If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

         For purposes of this Note, a "Corporate Transaction" means one or more of the following shareholder-approved transactions: (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction or (b) the sale, transfer or other disposition of all or substantially ail of the Company's assets in complete liquidation or dissolution of the Company.

         This Note may be prepaid at any time without penalty. All money paid toward satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

         The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

         The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

         The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

         This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of Colorado, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.




                                             /s/ Douglas J. Lehrmann
                                             -----------------------------------
                                                 Douglas J. Lehrmann

                                 PROMISSORY NOTE



$11,800.00                                                    Longmont, Colorado
                                                                  March 25, 1999

         For Value Received, the undersigned hereby unconditionally promises to pay to the order of Chaparral Technologies, Inc., a Delaware corporation (the "Company"), at Longmont Colorado, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Eleven Thousand Eight Hundred Dollars ($11,800.00) together with interest accrued from the date hereof on the unpaid principal at the rate of 6% per annum compounded annually, or the maximum rate permissible by law (which under the laws of the State of Colorado shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less, as follows:

         Principal Repayment. The outstanding amount hereunder shall be due and payable in full upon the earliest of: (A) the resale of the shares of the Company's Common Stock; (B) a "Corporate Transaction", as defined below; (C) within 90 days following termination of your status as an employee, director or consultant with the Company or an affiliate of the Company; or (D) ten (10) years from the date hereof; and

         Interest Payments shall be due and payable on any principal repayment date referenced above.

         If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

         For purposes of this Note, a "Corporate Transaction" means one or more of the following shareholder-approved transactions: (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction or (b) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         This Note may be prepaid at any time without penalty. All money paid toward satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

         The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

         The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

         The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

         This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of Colorado, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

                                                 /s/ Douglas J. Lehrmann
                                                 -------------------------------
                                                 Douglas J. Lehrmann

                                                                    NOTE #004-98


                                 PROMISSORY NOTE


$20,000.00                                                    Longmont, Colorado
                                                               December 15, 1998



         For value received, the undersigned, on behalf of Harvest Storage Technology Group LLC promises to pay to Chaparral Technologies Inc., at the offices of Chaparral Technologies Inc. at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $20,000.00 on demand, together with interest thereon from December 15, 1998, at the rate of 8% per annum. This note is due December 15, 2003.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Harvest Storage Technology Group LLC. shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon. This note is secured by warrants to purchase 111,111 of Chaparral Technologies Inc. common stock at $.18 per share, which warrants expire December 15, 2003.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 15th day of December, 1998, at Longmont, Colorado.



                                         By: /s/ Robert Harvey
                                            ------------------------------------
                                            Robert Harvey
                                            Harvest Storage Technology Group LLC

                                                                   EXHIBIT 10.32

                                                                    NOTE #002-99


                                 PROMISSORY NOTE


$25,000.00                                                    Longmont, Colorado
                                                                February 3, 1999



         For value received, the undersigned, on behalf of Chaparral Technologies Inc. promises to pay to Gary Allison, at the offices of Chaparral Technologies Inc. at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $25,000.00 on demand, together with interest thereon from February 3 1999, at the rate of 8% per annum. This note is due March 31, 1999. Additionally, a fee of 10% ($2,500) in cash, or warrants to purchase shares of Chaparral's common stock at a per share price of 50% of the share price paid at the next round of financing, will be paid in the form requested when the principal and interest is paid.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Chaparral Technologies Inc. shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 3rd day of February, 1999, at Longmont, Colorado.


                                          By: /s/ Douglas Lehrmann
                                              ----------------------------------
                                              Douglas J. Lehrmann,
                                              Vice President, Finance
                                              Chaparral Technologies Inc.

         Extended to June 30, 1999 /s/ Gary Allison
                                   ---------------------
                                   Gary Allison

                                                                     NOTE #00025


                                 PROMISSORY NOTE


$33,753.00                                                    Longmont, Colorado
                                                               December 16, 1999



         For value received, (30,637 shares of Chaparral Network Storage Common Stock) the undersigned, Gary Allison, promises to pay to Chaparral Network Storage, Inc., at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $33,753.00 on demand, together with interest thereon from December 16, 1999, at the rate of 8% per annum. This note is due December 31, 1999.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         George Wilson shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 16th day of December, 1999, at Longmont, Colorado.



                                                    By: /s/ Gary Allison
                                                       -------------------------
                                                       Gary Allison

                                                                    Note #001-99


                                 PROMISSORY NOTE


$50,000.00                                                    Longmont, Colorado
                                                                January 27, 1999



         For value received, the undersigned, on behalf of Chaparral Technologies Inc. promises to pay to William R. Childs, at the offices of Chaparral Technologies Inc. at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $50,000.00 on demand, together with interest thereon from January 27, 1999, at the rate of 8% per annum. This note is due April 27, 1999. Additionally, a fee of 10% ($5,000) in cash or warrants to purchase 10,000 shares of Chaparral's stock at $.50 per share will be paid at your option when the principal and interest is paid.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Chaparral Technologies Inc. shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 27th day of January, 1999, at Longmont, Colorado.



                                         By: /s/ Gary Allison
                                             -----------------------------------
                                             Gary Allison, Chairman & CEO
                                             Chaparral Technologies Inc.

         THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY WILLIAM R. CHILDS IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF JULY 5, 1999

                                                                    Note #004-99


                                 PROMISSORY NOTE


$400,000.00                                                   Longmont, Colorado
                                                                   March 1, 1999



         For value received, the undersigned, on behalf of Chaparral Technologies Inc. promises to pay to William R. Childs, at the offices of Chaparral Technologies Inc. at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $400,000.00 on demand, together with interest thereon from March 1, 1999, at the rate of 2% over prime (9.75%) per annum. This note is due June 1, 1999. Additionally, a fee of 10% - consisting of 5% in cash or warrants and 5% in warrants - to purchase shares of Chaparral's stock at $.50 per share will be issued at your option when the principal and interest is paid.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Chaparral Technologies Inc. shall be in partial default if payment of any part of the principal or interest owed is not paid when due, subject to extension by mutual agreement. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 1st day of March, 1999, at Longmont, Colorado.



                                               By: /s/ Douglas J. Lehrmann
                                                   -----------------------------
                                                   Douglas J. Lehrmann, CFO
                                                   Chaparral Technologies Inc.

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT
BY WILLIAM R. CHILDS IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF JULY 5, 1999

EXTENDED TO DECEMBER 31, 1999                        By /s/ William R. Childs
                                                        ------------------------
                                                            William R. Childs

                                                                    NOTE #006-99


                                 PROMISSORY NOTE


$200,000.00                                                   Longmont, Colorado
                                                                  March 18, 1999




         For value received, the undersigned, on behalf of Chaparral Technologies Inc. promises to pay to William R. Childs, at the offices of Chaparral Technologies Inc. at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $200,000.00 on demand, together with interest thereon from March 18, 1999, at the rate of 2% over prime (9.75%) per annum. This note is due June 18, 1999. Additionally, a fee of 10% - consisting of 5% in cash or warrants and 5% in warrants - to purchase shares of Chaparral's stock at $.50 per share will be issued at your option when the principal and interest is paid.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Chaparral Technologies Inc. shall be in partial default if payment of any part of the principal or interest owed is not paid when due, subject to extension by mutual agreement. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 18th day of March, 1999, at Longmont, Colorado.



                                              By: /s/ Douglas J. Lehrmann
                                                 -------------------------------
                                                 Douglas J. Lehrmann, CFO
                                                 Chaparral Technologies Inc.

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT
BY WILLIAM R. CHILDS IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF JULY 5, 1999

EXTENDED TO DECEMBER 31, 1999                        BY /s/ William R. Childs
                                                       -------------------------

                                                                    NOTE #007-99


                                 PROMISSORY NOTE


$200,000.00                                                   Longmont, Colorado
                                                                   April 1, 1999



         For value received, the undersigned, on behalf of Chaparral Technologies Inc. promises to pay to William R. Childs, at the offices of Chaparral Technologies Inc. at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $200,000.00 on demand, together with interest thereon from April 1, 1999, at the rate of 2% over prime (9.75%) per annum. This note is due July 1, 1999. Additionally, a fee of 10% - consisting of 5% in cash or warrants and 5% in warrants - to purchase shares of Chaparral's stock at $.50 per share will be issued at your option when the principal and interest is paid.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Chaparral Technologies Inc. shall be in partial default if payment of any part of the principal or interest owed is not paid when due, subject to extension by mutual agreement. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 1st day of April, 1999, at Longmont, Colorado.



                                              By: /s/ Douglas J. Lehrmann
                                                 -----------------------------
                                                 Douglas J. Lehrmann, CFO
                                                 Chaparral Technologies Inc.

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT
BY WILLIAM R. CHILDS IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF JULY 5, 1999

EXTENDED TO DECEMBER 31, 1999                        BY /s/ William R. Childs
                                                       -------------------------
                                                       WILLIAM R. CHILDS

                                                                    NOTE #009-99


                                 PROMISSORY NOTE


$200,000.00                                                   Longmont, Colorado
                                                                  April 14, 1999



         For value received, the undersigned, on behalf of Chaparral Technologies Inc. promises to pay to William R. Childs, at the offices of Chaparral Technologies Inc. at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $200,000.00 on demand, together with interest thereon from April 14, 1999, at the rate of 2% over prime (9.75%) per annum. This note is due July 15, 1999. Additionally, a fee of 10% - consisting of 5% in cash or warrants and 5% in warrants - to purchase shares of Chaparral's stock at $.50 per share will be issued at your option when the principal and interest is paid.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Chaparral Technologies Inc. shall be in partial default if payment of any part of the principal or interest owed is not paid when due, subject to extension by mutual agreement. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 14th day of April, 1999, at Longmont, Colorado.



                                            By: /s/ Douglas J. Lehrmann
                                               -----------------------------
                                               Douglas J. Lehrmann, CFO
                                               Chaparral Technologies Inc.

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT
BY WILLIAM R. CHILDS IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF JULY 5, 1999

EXTENDED TO DECEMBER 31, 1999                       BY /s/ William R. Childs
                                                      --------------------------
                                                      WILLIAM R. CHILDS

                                                                    NOTE #001-00


                                 PROMISSORY NOTE


$250,000.00                                                   Longmont, Colorado
                                                                    June 4, 1999



         For value received, the undersigned, on behalf of Chaparral Technologies Inc. promises to pay to William R. Childs, at the offices of Chaparral Technologies Inc. at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $250,000.00 on demand, together with interest thereon from June 4, 1999, at the rate of 2% over prime (9.75%) per annum. This note is due Sept 3, 1999. Additionally, a fee of 10% - consisting of 5% in cash or warrants and 5% in warrants - to purchase shares of Chaparral's stock at $.50 per share will be issued at your option when the principal and interest is paid.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Chaparral Technologies Inc. shall be in partial default if payment of any part of the principal or interest owed is not paid when due, subject to extension by mutual agreement. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 4th day of June, 1999, at Longmont, Colorado.



                                                By: /s/ Douglas Lehrmann
                                                   -----------------------------
                                                   Douglas J. Lehrmann, CFO
                                                   Chaparral Technologies Inc.

                              CONVERTIBLE DEBENTURE
                                                                        $250,000

                          CHAPARRAL TECHNOLOGIES, INC.
                             1951 S. Fordham Street
                            Longmont, Colorado 80503
                                 August 5, 1998

                     6-Month 8 Percent Convertible Debenture
                              Due February 5, 1999

Chaparral Technologies, Inc., a Delaware corporation (the "Corporation"), for value received, promises to pay to William R. Childs or registered assigns, the sum of $250,000 on February 5, 1999, upon presentation and surrender of this Debenture at the office of the Corporation in Longmont, Colorado, and to pay interest at the rate of 8 interest per annum computed from August 5, 1998 (the "issue date"), until payment of the principal amount of this Debenture has been made. Payment of principal and interest shall be made at the offices of the Corporation, in lawful money of the United States of America, and shall be mailed to the registered owner hereof at the address appearing on the books of the Corporation.

         1. Conversion. The holder of this Debenture may, at any time prior to the maturity hereof, convert the principal amount of this Debenture into common stock of the Corporation at the conversion ratio of $0.50 of debenture principal for one share of common stock, or at the adjusted conversion price in effect at the time of the conversion; provided that if the Corporation has called this Debenture for redemption, the right to convert shall terminate at the close of business on the second business day prior to the day fixed as the date for the redemption.

                  To convert this Debenture, the holder must surrender the same at the office of the Corporation, accompanied by a written notice of conversion and by a written notice of conversion and by a written instrument of transfer in a form satisfactory to the Corporation, properly completed and executed by the registered holder hereof or a duly authorized attorney.

         2. Fractional shares. In lieu of issuing any fraction of a share or scrip upon the conversion of this Debenture, the Corporation shall pay to the holder hereof for any fraction of a share otherwise issuable upon the conversion, cash equal to the same fraction of the then current per share market price of the common stock.

         3. Adjustments to conversion. If the Corporation at any time subdivides or combines in a larger or smaller number of shares its outstanding shares of common stock, then the number of shares of common stock issuable upon the conversion of this Debenture shall be proportionally increased in the case of a subdivision and decreased in the case of a combination, effective in either case at the close of business on the date that the subdivision or combination becomes effective.

CONVERTIBLE DEBENTURE
William R. Childs
August 5, 1998
Page 2

                  If the Corporation is recapitalized, consolidated with or merged into any other corporation, or sells or conveys to any other corporation all or substantially all of its property as an entity, provision shall be made as part of the terms of any such transaction so that the holder of this Debenture may receive, in lieu of the common stock otherwise issuable to him upon conversion hereof, at the same conversion ratio, the same kind and amount of securities or assets as may be distributable upon the recapitalization, consolidation, merger, sale, or conveyance with respect to the common stock.

         4. Default. If any of the following events occur ("Event of Default"), the entire unpaid principal amount of, and accrued and unpaid interest on, this Debenture shall immediately be due and payable:

                  (1) The Corporation fails to pay the principal of this Debenture at its maturity; or

                  (2) The Corporation commences any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect; or the Corporation is adjudicated insolvent or bankrupt by a court of competent jurisdiction; or the Corporation petitions or applies for, acquiesces in, or consents to, the appointment of any receiver or trustee of the Corporation or for all or substantially all of its property or assets; or the Corporation makes an assignment for the benefit of its creditors; or the Corporation admits in writing its inability to pay its debts as they mature.

         5. Redemption. This Debenture may be redeemed at any time prior to maturity, as a whole at any time or in part from time to time, at the office of the Corporation, upon the notice referred to below, based upon the principal amount, together with accrued interest to the date of redemption.

         6. Notice of redemption. Notice of redemption shall be mailed to the holder of the Debenture not less than 15 nor more than 30 days prior to the date fixed for redemption at his last address as it appears upon the records of the Corporation. If this Debenture is redeemed in part, the Corporation shall, without charge to the holder hereof, either (1) execute and deliver to the holder a debenture for the unredeemed balance of the principal amount hereof, or (2) make not hereon of the principal amount called for redemption and redeemed, upon surrender of this Debenture at the office of the Corporation. Following the date fixed for redemption, interest shall be payable only on the portion of this Debenture not called for redemption.

CONVERTIBLE DEBENTURE
William R. Childs
August 5, 1998
Page 3



         7. Exchange. The holder of this Debenture may, at any time on or before the date of its maturity or the date fixed for its redemption, by surrendering this Debenture to the Corporation at its office, exchange this Debenture and/or any other of the Debentures for another debenture or debentures of a like principal amount and of like tenor, date and maturity in denominations to be determined.

         8. Transfer. This Debenture may be transferred only at the office of the Corporation by the surrender hereof for cancellation, and upon the payment of any charge connected with the transfer. If this Debenture is transferred, a new debenture or debentures of like tenor, date and maturity shall be issued to the transferee.

         9. Registered owner. The Corporation may treat the person whose name appears hereon as the absolute owner of this Debenture for the purpose of receiving payment of or on account of the principal and interest due on this Debenture and for all other purposes, and it shall not be affected by any notice to the contrary.

        10. Corporate obligation. The holder of this Debenture shall not have any recourse for the payment in whole or of any part of the principal or interest on this Debenture against any incorporator, or present or future stockholder of the Corporation by virtue of any law, or by the enforcement of any assessment, or otherwise, or against any officer or director of the Corporation by reason of any matter prior to the delivery of this Debenture, or against any present or future officer or director of the Corporation. The holder of this Debenture, by the acceptance hereof and as a part of the consideration for this Debenture, expressly agrees that the Debenture is an obligation solely of the Corporation and expressly releases all claims and waives all liability against the foregoing persons in connection with this Debenture.

In Witness Whereof the Corporation has signed and sealed this Convertible Debenture this 5th day of August, 1998.


                                       CHAPARRAL TECHNOLOGIES, INC.


                                       /s/ Gary L. Allison
                                       -----------------------------------------
                                       Gary L. Allison
                                       Chief Executive


                                       /s/ Robert D. Baker
                                       -----------------------------------------
                                       Robert D. Baker
                                       Secretary

                                WILLIAM R. CHILDS
                       LETTER OF INTENT (August 31, 1998)

         William R. Childs ("Childs") hereby agrees to purchase a five percent (5%) equity position in Chaparral Technologies, Inc. ("Chaparral") for One Million Dollars ($1,000,000) subject to completion of business and legal due diligence in a manner which is Satisfactory to Childs (due diligence will be completed within 30 days of the date of this letter).

         In consideration of the foregoing, Childs will be issued Series "A" Preferred Stock which will be convertible to Common Stock authorized by an Amended and Restated Certificate of Incorporation which will reflect the relative rights of the stockholders. Upon completion of due diligence which is satisfactory to Childs the parties will execute a Series "A" Preferred Stock Agreement.

         This Agreement constitutes the entire agreement between the parties with respect to its subject matter and may only be modified by a writing signed by each party.

         In witness whereof, each party has executed this agreement.



CHAPARRAL TECHNOLOGIES, INC.                   WILLIAM R. CHILDS

/s/ G.L. Allison                               /s/ William R. Childs
----------------------------------             ---------------------------------
G.L. Allison, Chairman & CEO                   William R. Childs

                                                                    NOTE #003-99


                                 PROMISSORY NOTE


$25,000.00                                                    Longmont, Colorado
                                                               February  4, 1999



         For value received, the undersigned, on behalf of Chaparral Technologies Inc. promises to pay to Michael Gluck, at the offices of Chaparral Technologies Inc. at 1951 South Fordham St. Longmont, CO, 80503, the principal sum of $25,000.00 on demand, together with interest thereon from February 4, 1999, at the rate of 8% per annum. This note is due March 31, 1999. Additionally, a fee of 10% ($2,500) in cash, or warrants to purchase shares of Chaparral's common stock at a per share price of 50% of the share price paid at the next round of financing, will be paid in the form requested when the principal and interest is paid.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         Chaparral Technologies Inc. shall be in partial default if payment of any part of the principal or interest owed is not paid when due. If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         This Promissory Note shall be construed in accordance with the laws of the State of Colorado without regard to its conflict of laws Rules.

         Executed this 4th day of February, 1999, at Longmont, Colorado.


                                             By: /s/ Douglas Lehrmann
                                                 -------------------------------
                                                 Douglas J. Lehrmann,
                                                 Vice President, Finance
                                                 Chaparral Technologies Inc.


Extended to June 30, 1999 /s/ Mike Gluck
                          -----------------
                          Mike Gluck

                                 PROMISSORY NOTE


$24,500.00                                                    LONGMONT, COLORADO
                                                               NOVEMBER 25, 1998

         For Value Received, the undersigned hereby unconditionally Promises to pay to the order of Chaparral Technologies, Inc., a Delaware corporation (the "Company"), at Longmont Colorado, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Twenty-Four Thousand and Five Hundred Dollars ($24,500.00) together with interest accrued from the date hereof on the unpaid principal at the rate of 6% per annum compounded annually, or the maximum rate permissible by law (which under the laws of the State of Colorado shall be deemed to be the laws relating to permissible rates of interest an commercial loans), whichever is less, as follows;

         Principal Repayment. The outstanding amount hereunder shall be due and payable in full upon the earliest of: (A) the resale of the shares of the Company's Common Stock; (B) a "Corporate Transaction", as defined below; (C) within 90 days following termination of your status as an employee, director or consultant with the Company or an affiliate of the Company; or (D) ten (10) years from the date hereof; and

         Interest Payments shall be due and payable on any principal repayment date referenced above.

         If the undersigned falls to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

         For purposes of this Note, a "Corporate Transaction" means one or more of the following shareholder-approved transactions: (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from these who hold those securities immediately prior to such transaction or (b) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         This Note may be prepaid at any time without penalty. All money paid toward satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

         The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

         The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

         The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

         This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of Colorado, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.




                                             By:      /s/ Brian J. Allison
                                                -------------------------------
                                             Print Name:  Brian J. Allison
                                                        -----------------------

                                 PROMISSORY NOTE


$98,000.00                                                    LONGMONT, COLORADO
                                                               NOVEMBER 15, 1998

         For Value Received, the undersigned hereby unconditionally promises to pay to the order of Chaparral Technologies, Inc, a Delaware corporation (the "Company"), at Longmont Colorado, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Ninety Eight Thousand Dollars ($98,000.00) together with interest accrued from the date hereof an the unpaid principal at the rate of 6% per annum compounded annually, or the maximum rate permissible by law (which under the laws of the State of Colorado shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less, as follows:

         Principal Repayment. The outstanding amount hereunder shall be due and payable in full upon the earliest of: (A) the resale of the shares of the Company's Common Stock; (B) a "Corporate Transaction", as defined below; (C) within 90 days following termination of your status as an employee, director or consultant with the Company or an affiliate of the Company; or (D) ten (10) years from the date hereof; and

         Interest Payments shall be due and payable on any principal repayment date referenced above.

         If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

         For purposes of this Note, a "Corporate Transaction" means one or more of the following shareholder-approved transactions: (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction or (b) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         This Note may be prepaid at any time without penally. All money paid toward satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

         The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

         The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

         The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

         This Note shall be governed by, and construed, enforced and interpreted In accordance with, the laws of the State of Colorado, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.




                                              By: /s/ Jerry L. Walker
                                                 ------------------------------
                                              Print Name: Jerry L. Walker
                                                         ----------------------

                                                                    NOTE #CTI001


                                 PROMISSORY NOTE


$6,000.00                                                     Longmont, Colorado
                                                                January 20, 1998


         For value received, the undersigned, on behalf of Chaparral Technologies, Inc., promises to pay to Chaparral Systems, Inc., at 618 Manorwood Court, Louisville, Colorado, 80027, the sum of $6,000.00 with interest thereon from January 20, 1998, at the rate of 10.5% per annum, upon the demand of the holder hereof.

         If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         Executed this 20th day of January 1998, at Longmont, Colorado.

                                              By: /s/ M. Katherine Sills
                                                 -------------------------------
                                                 M. Katherine Sills for
                                                 Chaparral Technologies, Inc.
                                                 Boulder, Colorado

                                                                    NOTE #CTI002


                                 PROMISSORY NOTE


$7,000.00                                                     Longmont, Colorado
                                                               February 10, 1998


         For value received, the undersigned, on behalf of Chaparral Technologies, Inc., promises to pay to Chaparral Systems, Inc., at 618 Manorwood Court, Louisville, Colorado, 80027, the sum of $7,000.00 with interest thereon from February 10, 1998, at the rate of 10.5% per annum, upon the demand of the holder hereof.

         If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         Executed this 10th day of February 1998, at Longmont, Colorado.

                                              By: /s/ M. Katherine Sills
                                                 -------------------------------
                                                 M. Katherine Sills for
                                                 Chaparral Technologies, Inc.
                                                 P.O. Box 17175
                                                 Boulder, Colorado 80308-0175

                                                                    NOTE #CTI003


                                 PROMISSORY NOTE


$6,000.00                                                     Longmont, Colorado
                                                               February 17, 1998


         For value received, the undersigned, on behalf of Chaparral Technologies, Inc., promises to pay to Chaparral Systems, Inc., at 618 Manorwood Court, Louisville, Colorado, 80027, the sum of $6,000.00 with interest thereon from February 17, 1998, at the rate of 10.5% per annum, upon the demand of the holder hereof.

         If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         Executed this 17th day of February 1998, at Longmont, Colorado.

                                              By: /s/ M. Katherine Sills
                                                 -------------------------------
                                                 M. Katherine Sills for
                                                 Chaparral Technologies, Inc.
                                                 P.O. Box 17175
                                                 Boulder, Colorado 80308-0175

                                                                    NOTE #CTI004


                                 PROMISSORY NOTE


$10,000.00                                                    Longmont, Colorado
                                                               February 24, 1998


         For value received, the undersigned, on behalf of Chaparral Technologies, Inc., promises to pay to Chaparral Systems, Inc., at 618 Manorwood Court, Louisville, Colorado, 80027, the sum of $10,000.00 with interest thereon from February 24, 1998, at the rate of 10.5% per annum, upon the demand of the holder hereof.

         If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         Executed this 24th day of February 1998, at Longmont, Colorado.

                                              By: /s/ M. Katherine Sills
                                                 -------------------------------
                                                 M. Katherine Sills for
                                                 Chaparral Technologies, Inc.
                                                 P.O. Box 17175
                                                 Boulder, Colorado 80308-0175

                                                                    NOTE #CTI005


                                 PROMISSORY NOTE


$30,000.00                                                    Longmont, Colorado
                                                                   April 3, 1998


         For value received, the undersigned, on behalf of Chaparral Technologies, Inc., promises to pay to Chaparral Systems, Inc., at 618 Manorwood Court, Louisville, Colorado, 80027, the sum of $30,000.00 with interest thereon from April 3, 1998, at the rate of 10.5% per annum, upon the demand of the holder hereof.

         If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         Executed this 3rd day of April 1998, at Longmont, Colorado.

                                              By: /s/ M. Katherine Sills
                                                 -------------------------------
                                                 M. Katherine Sills for
                                                 Chaparral Technologies, Inc.
                                                 1951 South Fordham Street
                                                 Longmont, CO 80503

                                                                    NOTE #CTI006


                                 PROMISSORY NOTE


$20,000.00                                                    Longmont, Colorado
                                                                  April 15, 1998


         For value received, the undersigned, on behalf of Chaparral Technologies, Inc., promises to pay to Chaparral Systems, Inc., at 618 Manorwood Court, Louisville, Colorado, 80027, the sum of $20,000.00 with interest thereon from April 15, 1998, at the rate of 10.5% per annum, upon the demand of the holder hereof.

         If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         Executed this 15th day of April 1998, at Longmont, Colorado.

                                              By: /s/ M. Katherine Sills
                                                 -------------------------------
                                                 M. Katherine Sills for
                                                 Chaparral Technologies, Inc.
                                                 1951 South Fordham Street
                                                 Longmont, CO 80503

                                                                    NOTE #CTI007


                                 PROMISSORY NOTE


$15,000.00                                                    Longmont, Colorado
                                                                  April 20, 1998


         For value received, the undersigned, on behalf of Chaparral Technologies, Inc., promises to pay to Chaparral Systems, Inc., at 618 Manorwood Court, Louisville, Colorado, 80027, the sum of $15,000.00 with interest thereon from April 20, 1998, at the rate of 10.5% per annum, upon the demand of the holder hereof.

         If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         Executed this 20th day of April 1998, at Longmont, Colorado.

                                              By: /s/ M. Katherine Sills
                                                 -------------------------------
                                                 M. Katherine Sills for
                                                 Chaparral Technologies, Inc.
                                                 1951 South Fordham Street
                                                 Longmont, CO 80503

                                                                    NOTE #CTI008


                                 PROMISSORY NOTE


$22,500.00                                                    Longmont, Colorado
                                                                   June 23, 1998


         For value received, the undersigned, on behalf of Chaparral Technologies, Inc., promises to pay to Chaparral Systems, Inc., at 618 Manorwood Court, Louisville, Colorado, 80027, the sum of $22,500.00 with interest thereon from June 23, 1998, at the rate of 10.5% per annum, upon the demand of the holder hereof.

         If this note is not paid when due, the undersigned promises to pay in addition all costs of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

         Executed this 23rd day of June 1998, at Longmont, Colorado.

                                              By: /s/ M. Katherine Sills
                                                 -------------------------------
                                                 M. Katherine Sills for
                                                 Chaparral Technologies, Inc.
                                                 1951 South Fordham Street
                                                 Longmont, CO 80503